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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      SEPTEMBER 3, 1997
                                                -------------------------------



                                 Travelers Group Inc.
    ----------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


    DELAWARE                        1-9924               52-1568099
    --------------             ----------------        --------------
    (State or other           (Commission             (IRS Employer
    jurisdiction of           File Number)            Identification No.)
    incorporation)

         388 GREENWICH STREET, NEW YORK, NEW YORK                  10013
    ----------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)

                                    (212) 816-8000
    ----------------------------------------------------------------------
                 (Registrant's telephone number, including area code)

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                                 TRAVELERS GROUP INC.
                              Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

    Exhibits:

    EXHIBIT NO.    DESCRIPTION
    -----------    -----------

    1.01 Underwriting Agreement Basic Provisions, dated May 22, 1997, incorporated by reference to Exhibit 1.01 to the Company's Current Report on Form 8-K dated June 11, 1997.

    1.02 Terms Agreement, dated September 3, 1997, among the Company and Smith Barney Inc. and Lehman Brothers Inc., as Underwriters, relating to the offer and sale of 4,000,000 Depositary Shares, each representing 1/5th of a share of 6.231% Cumulative Preferred Stock, Series H, $1.00 par value per share.

    4.01 Certificate of Designation of 6.231% Cumulative Preferred Stock, Series H, of the Registrant, dated September 5, 1997.

    4.02 Form of share certificate for the Registrant's 6.231% Cumulative Preferred Stock, Series H, par value $1.00 per share.

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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  September 3, 1997              TRAVELERS GROUP INC.



                                       By /s/ Firoz B. Tarapore
                                          -----------------------------
                                            Firoz B. Tarapore
                                            Deputy Treasurer


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